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                                                                  Exhibit 4.01
I. C. Isaacs & Company, Inc.

CERTIFICATE

No.   *

For * Shares
Issued to
    *

Dated * 19 *
FROM WHOM TRANSFERRED
      *
Dated   19

NO. ORIGINAL  NO. ORIGINAL  NO. OF SHARES
CERTIFICATE      SHARES      TRANSFERRED

Received CERTIFICATE NO.
For      Shares
this    day of    19

  SPECIMEN


INCORPORATED UNDER THE LAWS OF THE

State of Delaware

NUMBER                  SHARES
  *                       *

I. C. ISAACS & COMPANY, INC.

AUTHORIZED CAPITAL: 50,000,000 SHARES OF

Common Stock

THIS CERTIFIES that SPECIMEN is the
registered holder of * * * Shares
of Common Stock (Par Value $.0001) of I. C. Isaacs & Company, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this * day of * A.D. 19 *


/s/ Eugene C. Wielepski                /s/ Gerald W. Lear
------------------------------         ------------------------------
Secretary                              President

(SEAL)

SHARES  Par Value  EACH
          $.0001
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For Value Received,       hereby sell, assign and transfer unto

                                                            Shares
represented by the within Certificate, and do hereby
irrevocably constitute and appoint
                                                          Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
  Dated         19
     In presence of

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

CERTIFICATE

FOR                 A FULL STATEMENT OR SUMMARY OF THE
                    DESIGNATIONS AND ANY PREFERENCES,
 *                  CONVERSION AND OTHER RIGHTS, VOTING
                    POWERS, RESTRICTIONS, LIMITATIONS AS
SHARES              TO DIVIDENDS, QUALIFICATIONS, AND
                    TERMS AND CONDITIONS OF REDEMPTION
Common Stock        OF THE STOCK OF EACH CLASS WHICH THE
                    CORPORATION IS AUTHORIZED TO ISSUE
of                  AND THE AUTHORITY OF THE BOARD OF
                    DIRECTORS TO SET THE RELATIVE RIGHTS
I. C. Isaacs        AND PREFERENCES OF ANY SERIES OF
& Company, INc.     CAPITAL STOCK, WILL BE FURNISHED TO
                    ANY SHAREHOLDER, WITHOUT CHARGE,
                    UPON REQUEST TO THE SECRETARY OF THE
ISSUED TO           CORPORATION AT THE CORPORATION'S
                    PRINCIPAL OFFICE.
SPECIMEN

DATED

  *